MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #16401 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch North Carolina Municipal Bond Fund     January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
We adopted a slightly defensive investment strategy going into the second half of 1997. We believed that economic growth would reappear and that the Federal Reserve Board would have to raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for securities in the US Treasury bond market. In response to the Asian financial crisis and the continued low domestic inflationary environment, we shifted Merrill Lynch North Carolina Municipal Bond Fund toward a more aggressive strategy by early November 1997.

During the six months ended January 31, 1998, new issuance was just over $1.7 billion in the North Carolina tax-exempt bond market. This represented a decrease of approximately 5% compared to the same period a year ago. Additionally, the majority of new issuance in North Carolina was dominated by current coupons and lesser call protection, which would not enhance the Fund's overall structure.

Looking ahead, we expect to maintain the Fund's fully invested position. We believe that interest rates will remain in a narrow trading range. We plan to use periods of higher interest rates to structure the portfolio more aggressively. However, an anticipated lack of new issuance in North Carolina may curtail our ability to execute this strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

February 27, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (frontend load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                           12 Month         3 Month
                                             1/31/98        10/31/97        1/31/97        % Change         % Change

Class A Shares*                              $11.03          $10.85         $10.46          + 5.45%         +1.66%
Class B Shares*                               11.03           10.85          10.46          + 5.45          +1.66
Class C Shares*                               11.03           10.85          10.46          + 5.45          +1.66
Class D Shares*                               11.03           10.85          10.46          + 5.45          +1.66
Class A Shares -- Total Return*                                                             +10.55(1)       +2.85(2)
Class B Shares -- Total Return*                                                             + 9.99(3)       +2.72(4)
Class C Shares -- Total Return*                                                             + 9.88(5)       +2.70(6)
Class D Shares -- Total Return*                                                             +10.44(7)       +2.82(8)
Class A Shares -- Standardized 30-day Yield    3.90%
Class B Shares -- Standardized 30-day Yield    3.55%
Class C Shares -- Standardized 30-day Yield    3.45%
Class D Shares -- Standardized 30-day Yield    3.80%

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.507 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.453 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.442 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.112 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.496 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.125 per share ordinary income dividends.






Performance Summary -- Class A Shares

                               Net Asset Value               Capital Gains
Period Covered           Beginning         Ending             Distributed           Dividends Paid*        % Change**

9/25/92 -- 12/31/92        $10.00          $10.16                 --                   $0.138               + 3.00%
1993                        10.16           10.90                 --                    0.616               +13.62
1994                        10.90            9.63                 --                    0.540               - 6.78
1995                         9.63           10.78                 --                    0.535               +17.88
1996                        10.78           10.51                 --                    0.511               + 2.38
1997                        10.51           10.97                 --                    0.510               + 9.48
1/1/98 -- 1/31/98           10.97           11.03                 --                    0.034               + 0.94
                                                                                 Total $2.884
                                                                    Cumulative total return as of 1/31/98:  +45.50%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                               Net Asset Value               Capital Gains
Period Covered           Beginning         Ending             Distributed           Dividends Paid*        % Change**

9/25/92 -- 12/31/92        $10.00          $10.16                 --                   $0.124               + 2.86%
1993                        10.16           10.90                 --                    0.562               +13.06
1994                        10.90            9.63                 --                    0.490               - 7.25
1995                         9.63           10.78                 --                    0.483               +17.29
1996                        10.78           10.51                 --                    0.458               + 1.86
1997                        10.51           10.97                 --                    0.456               + 8.93
1/1/98 -- 1/31/98           10.97           11.03                 --                    0.030               + 0.89
                                                                                 Total $2.603
                                                                    Cumulative total return as of 1/31/98:  +41.62%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                               Net Asset Value               Capital Gains
Period Covered           Beginning         Ending             Distributed           Dividends Paid*        % Change**

10/21/94 -- 12/31/94       $9.80           $9.63                  --                   $0.094               - 0.76%
1995                        9.63           10.78                  --                    0.473               +17.17
1996                       10.78           10.51                  --                    0.447               + 1.76
1997                       10.51           10.97                  --                    0.445               + 8.82
1/1/98 -- 1/31/98          10.97           11.03                  --                    0.030               + 0.88
                                                                                 Total $1.489
                                                                    Cumulative total return as of 1/31/98:  +29.91%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                               Net Asset Value               Capital Gains
Period Covered           Beginning         Ending             Distributed           Dividends Paid*        % Change**

10/21/94 -- 12/31/94       $9.80           $9.63                  --                   $0.103                - 0.66%
1995                        9.63           10.78                  --                    0.525                +17.76
1996                       10.78           10.51                  --                    0.501                + 2.28
1997                       10.51           10.97                  --                    0.500                + 9.37
1/1/98 -- 1/31/98          10.97           11.03                  --                    0.034                + 0.93
                                                                                 Total $1.663
                                                                     Cumulative total return as of 1/31/98:  +32.08%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                  +9.48%                 +5.10%
Five Years Ended 12/31/97            +6.95                  +6.08
Inception (9/25/92)
through 12/31/97                     +7.19                  +6.36

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                   % Return               % Return
                                  Without CDSC           With CDSC**
Class B Shares*
Year Ended 12/31/97                  +8.93%                 +4.93%
Five Years Ended 12/31/97            +6.42                  +6.42
Inception (9/25/92)
through 12/31/97                     +6.65                  +6.65

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                   % Return               % Return
                                  Without CDSC           With CDSC**
Class C Shares*
Year Ended 12/31/97                  +8.82%                 +7.82%
Inception (10/21/94)
through 12/31/97                     +8.24                  +8.24

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                  +9.37%                 +5.00%
Inception (10/21/94)
through 12/31/97                     +8.79                  +7.40

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch North Carolina Municipal Bond Fund                                                               January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P               Moody's          Face                                                                               Value
Ratings           Ratings         Amount                         Issue                                              (Note 1a)


North Carolina -- 85.2%
AA                Aa3          $2,250    Charlotte-Mecklenberg Hospital Authority, North Carolina, Health
                                         Care System Revenue Bonds, Series A, 5.875% due 1/15/2026                   $2,392
A                 A2              500    Chatham County, North Carolina, Industrial Facilities and Pollution
                                         Control Financing Authority Revenue Bonds (Carolina Power and Light
                                         Company), 6.30% due 6/15/2014                                                  536
AAA               Aaa           1,000    Cumberland County, North Carolina, COP (Civic Center Project), Series A,
                                         6.40% due 12/01/2024 (b)                                                     1,120
NR*               Baa1          1,500    Haywood County, North Carolina, Industrial Facilities and Pollution
                                         Control Financing Authority, Environmental Improvement Revenue Bonds
                                         (Champion International Corporation Project), AMT, 6.25% due 9/01/2025       1,625
A                 A2            3,500    Martin County, North Carolina, Industrial Facilities and Pollution Control
                                         Financing Authority Revenue Bonds (Solid Waste Disposal-Weyerhaeuser
                                         Company), AMT, 6.80% due 5/01/2024                                           3,900
AAA               Aaa           1,000    Morganton, North Carolina, Water and Sewer Bonds, UT, 5.70% due 6/01/2013
                                         (g)                                                                          1,079
AAA               Aaa           2,500    New Hanover County, North Carolina, Hospital Revenue Bonds (New Hanover
                                         Regional Medical Center Project), 5.75% due 10/01/2026 (b)                   2,666
AAA               Aaa           2,000    North Carolina Eastern Municipal Power Agency, Power System Revenue
                                         Refunding Bonds, Series B, 5.875% due 1/01/2021 (c)                          2,155
                                         North Carolina Educational Facilities, Finance Agency Revenue Bonds:
AA+               Aa1           2,000    (Duke University Project), Series C, 6.75% due 10/01/2021                    2,196
AAA               NR*             900    Refunding (Elon College Project), 6.375% due 1/01/2007 (d)                     985
                                         North Carolina HFA, Revenue Bonds:
AA                Aa            2,720    AMT, Series V, 6.80% due 9/01/2025                                           2,896
AA                Aa              660    Series U, 6.70% due 3/01/2018                                                  708
                                         North Carolina HFA, S/F Revenue Bonds:
AA                Aa2           1,755    AMT, Series X, 6.70% due 9/01/2026                                           1,877
AA                Aa2           1,940    Series W, 6.50% due 3/01/2018                                                2,082
                                         North Carolina Medical Care Commission, Hospital Revenue Bonds:
AA                Aa3           1,500    (Carolina MediCorp. Project), 6% due 5/01/2021                               1,562
AA                Aa3           2,200    (Duke University Hospital Project), Series C, 5.25% due 6/01/2026            2,218
AAA               Aaa             750    Refunding (Alamance Health Services Inc. Project), Series A, 6.375% due
                                         8/15/2020 (a)                                                                  822
A+                A1            2,000    (Rex Hospital Project), 6.25% due 6/01/2017                                  2,160
NR*               A             2,375    North Carolina State Educational Assistance Authority Revenue Bonds
                                         (Guaranteed Student Loan), AMT, Series C, Sub-lien, 6.35% due 7/01/2016      2,604
AA+               Aa            4,550    Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, 5.125%
                                         due 3/01/2022                                                                4,567
                                         Raleigh-Durham, North Carolina, Airport Authority, Special Facility Revenue
                                         Refunding Bonds (American Airlines), VRDN (f):
A1+               NR*             900    Series A, 3.65% due 11/01/2015                                                 900
A1+               NR*           1,100    Series B, 3.65% due 11/01/2015                                               1,100
A -               A               700    Shelby, North Carolina, Combined Producing Facilities System Revenue Bonds
                                         (Capital Improvement), 6.625% due 6/01/2002 (e)                                785
AA                Aa3             800    University of North Carolina, Chapel Hill, Hospital Revenue Bonds (Board
                                         of Governors), 6.375% due 2/15/2017                                            870

Puerto Rico -- 14.0%
BBB+              Baa1          1,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series
                                         U, 6% due 7/01/2014                                                          1,081
AA                Aa3           2,000    Puerto Rico Industrial, Medical and Environmental Pollution Control
                                         Facilities, Financing Authority Revenue Bonds (Motorola Inc. Project),
                                         Series A, 6.75% due 1/01/2014                                                2,213
AAA               Aaa           1,500    Puerto Rico Municipal Finance Agency, Series A, UT, 5.50% due 7/01/2021 (a)  1,566
AAA               Aaa           2,000    Puerto Rico Public Buildings Authority, Guaranteed Government Facilities
                                         Revenue Bonds, Series A, 6.25% due 7/01/2012 (b)                             2,350
                                                                                                                 ----------

Total Investments (Cost -- $47,997) -- 99.2%                                                                         51,015

Other Assets Less Liabilities -- 0.8%                                                                                   423
                                                                                                                 ----------

Net Assets -- 100.0%                                                                                                $51,438
                                                                                                                 ==========

(a) FSA Insured.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) Connie Lee Insured.
(e) Prerefunded.
(f) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1998.
(g) FGIC Insured.
  * Not Rated.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch North Carolina Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
HFA   Housing Finance Agency
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $47,997,401)(Note 1a)                             $51,015,035
                      Cash                                                                                             44,729
                      Receivables:
                      Interest                                                                     $715,291
                      Beneficial interest sold                                                      104,206           819,497
                                                                                               ------------
                      Deferred organization expenses (Note 1e)                                                          1,550
                      Prepaid registration fees and other assets (Note 1e)                                              1,453
                                                                                                                 ------------
                      Total assets                                                                                 51,882,264
                                                                                                                 ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                  298,578
                      Dividends to shareholders (Note 1f)                                            35,237
                      Investment adviser (Note 2)                                                    24,143
                      Distributor (Note 2)                                                           17,697           375,655
                                                                                               ------------
                      Accrued expenses and other liabilities                                                           68,573
                                                                                                                 ------------
                      Total liabilities                                                                               444,228
                                                                                                                 ------------

Net Assets:           Net assets                                                                                  $51,438,036
                                                                                                                 ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:           of shares authorized                                                                            $79,594
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               347,284
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                20,536
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                18,831
                      Paid-in capital in excess of par                                                             47,774,503
                      Undistributed realized capital gains on investments -- net (Note 5)                             179,654
                      Unrealized appreciation on investments -- net                                                 3,017,634
                                                                                                                 ------------
                      Net assets                                                                                  $51,438,036
                                                                                                                 ============

Net Asset Value:      Class A -- Based on net assets of $8,779,892 and 795,937 shares of
                      beneficial interest outstanding                                                                  $11.03
                                                                                                                 ============
                      Class B -- Based on net assets of $38,315,107 and 3,472,841 shares of
                      beneficial interest outstanding                                                                  $11.03
                                                                                                                 ============
                      Class C -- Based on net assets of $2,265,206 and 205,362 shares of
                      beneficial interest outstanding                                                                  $11.03
                                                                                                                 ============
                      Class D -- Based on net assets of $2,077,831 and 188,306 shares of
                      beneficial interest outstanding                                                                  $11.03
                                                                                                                 ============

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                    For the Six Months Ended
                                                                                                        January 31, 1998

Investment Income     Interest and amortization of premium and discount earned                                    $1,450,891
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                               $144,507
                      Account maintenance and distribution fees -- Class B (Note 2)                     98,539
                      Professional fees                                                                 28,622
                      Accounting services (Note 2)                                                      26,075
                      Printing and shareholder reports                                                  15,980
                      Transfer agent fees -- Class B (Note 2)                                           11,682
                      Account maintenance and distribution fees -- Class C (Note 2)                      6,515
                      Custodian fees                                                                     2,791
                      Pricing fees                                                                       2,333
                      Transfer agent fees -- Class A (Note 2)                                            2,184
                      Registration fees (Note 1e)                                                        1,637
                      Trustees fees and expenses                                                         1,479
                      Account maintenance fees -- Class D (Note 2)                                       1,077
                      Amortization of organization expenses (Note 1e)                                      771
                      Transfer agent fees -- Class C (Note 2)                                              627
                      Transfer agent fees -- Class D (Note 2)                                              533
                      Other                                                                              1,308
                                                                                                  ------------
                      Total expenses                                                                                 346,660
                                                                                                                ------------
                      Investment income -- net                                                                     1,104,231
                                                                                                                ------------

Realized &            Realized gain on investments -- net                                                          1,106,604
Unrealized            Change in unrealized appreciation on investments -- net                                       (376,776)
Gain (Loss) on                                                                                                  ------------
Investments -- Net    Net Increase in Net Assets Resulting from Operations                                        $1,834,059
(Notes 1b, 1d & 3):                                                                                             ============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                               For the Six          For the
                                                                                               Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                             Jan. 31, 1998      July 31, 1997

Operations:            Investment income -- net                                                 $1,104,231          $2,465,986
                       Realized gain on investments -- net                                       1,106,604           1,451,500
                       Change in unrealized appreciation on investments -- net                    (376,776)          1,158,014
                                                                                              ------------        ------------
                       Net increase in net assets resulting from operations                      1,834,059           5,075,500
                                                                                              ------------        ------------

Dividends &            Investment income -- net:
Distributions to       Class A                                                                    (203,194)           (383,781)
Shareholders           Class B                                                                    (808,929)         (1,906,705)
(Note 1f):             Class C                                                                     (43,497)            (77,565)
                       Class D                                                                     (48,611)            (97,935)
                       Realized gain on investments -- net:
                       Class A                                                                      (2,557)                 --
                       Class B                                                                     (11,105)                 --
                       Class C                                                                        (640)                 --
                       Class D                                                                        (603)                 --
                                                                                              ------------        ------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                          (1,119,136)         (2,465,986)
                                                                                              ------------        ------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest transactions (3,139,547)         (7,677,756)
Transactions                                                                                  ------------        ------------
(Note 4):

Net Assets:            Total decrease in net assets                                             (2,424,624)         (5,068,242)
                       Beginning of period                                                      53,862,660          58,930,902
                                                                                              ------------        ------------
                       End of period                                                           $51,438,036         $53,862,660
                                                                                              ============        ============

                       See Notes to Financial Statements.






Financial Highlights
                                                                                          Class A

                                                                 For the
                                                                   Six
The following per share data and ratios have been derived         Months
from information provided in the financial statements.            Ended
                                                                 Jan. 31,              For the Year Ended July 31,
                                                                   1998           1997         1996       1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period        $10.87         $10.36       $10.29      $10.19     $10.67
Operating                                                     ---------      ---------    ---------   ---------  ---------
Performance:         Investment income -- net                       .25            .51          .51         .54        .54
                     Realized and unrealized gain (loss) on
                     investments -- net                             .16            .51          .07         .10       (.42)
                                                              ---------      ---------    ---------   ---------  ---------
                     Total from investment operations               .41           1.02          .58         .64        .12
                                                              ---------      ---------    ---------   ---------  ---------
                     Less dividends and distributions:
                     Investment income -- net                      (.25)          (.51)        (.51)       (.54)      (.54)
                     Realized gain on investments -- net             --+            --           --          --         --
                     In excess of realized gain on
                     investments -- net                              --             --           --          --       (.06)
                                                              ---------      ---------    ---------   ---------  ---------
                     Total dividends and distributions             (.25)          (.51)        (.51)       (.54)      (.60)
                                                              ---------      ---------    ---------   ---------  ---------
                     Net asset value, end of period              $11.03         $10.87       $10.36      $10.29     $10.19
                                                              =========      =========    =========   =========  =========

Total Investment     Based on net asset value per share            3.90%++++     10.17%        5.76%       6.60%      1.11%
Return:**                                                     =========      =========    =========   =========  =========

Ratios to Average    Expenses, net of reimbursement                 .91%*          .80%         .75%        .71%       .50%
Net Assets:                                                   =========      =========    =========   =========  =========
                     Expenses                                       .91%*          .88%         .90%        .93%       .96%
                                                              =========      =========    =========   =========  =========
                     Investment income -- net                      4.61%*         4.89%        4.92%       5.43%      5.14%
                                                              =========      =========    =========   =========  =========

Supplemental         Net assets, end of period (in thousands)    $8,780         $8,542       $8,043      $9,256    $11,071
Data:                                                         =========      =========    =========   =========  =========
                     Portfolio turnover                           60.12%         94.59%       90.22%      52.33%     74.35%
                                                              =========      =========    =========   =========  =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                          Class B

                                                                 For the
                                                                   Six
The following per share data and ratios have been derived         Months
from information provided in the financial statements.            Ended
                                                                 Jan. 31,              For the Year Ended July 31,
                                                                   1998           1997         1996       1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period        $10.88         $10.36       $10.29      $10.19     $10.67
Operating                                                     ---------      ---------    ---------   ---------  ---------
Performance:
                     Investment income -- net                       .23            .46          .46         .49        .49
                     Realized and unrealized gain (loss) on
                     investments -- net                             .15            .52          .07         .10       (.42)
                                                              ---------      ---------    ---------   ---------  ---------
                     Total from investment operations               .38            .98          .53         .59        .07
                                                              ---------      ---------    ---------   ---------  ---------
                     Less dividends and distributions:
                     Investment income -- net                      (.23)          (.46)        (.46)       (.49)      (.49)
                     Realized gain on investments -- net             --+            --           --          --         --
                     In excess of realized gain on
                     investments -- net                              --             --           --          --       (.06)
                                                              ---------      ---------    ---------   ---------  ---------
                     Total dividends and distributions             (.23)          (.46)        (.46)       (.49)      (.55)
                                                              ---------      ---------    ---------   ---------  ---------
                     Net asset value, end of period              $11.03         $10.88       $10.36      $10.29     $10.19
                                                              =========      =========    =========   =========  =========

Total Investment     Based on net asset value per share            3.53%++++      9.71%        5.21%       6.06%       .60%
Return:**                                                     =========      =========    =========   =========  =========

Ratios to Average    Expenses, net of reimbursement                1.42%*         1.31%        1.26%       1.22%      1.01%
Net Assets:                                                   =========      =========    =========   =========  =========
                     Expenses                                      1.42%*         1.39%        1.41%       1.44%      1.46%
                                                              =========      =========    =========   =========  =========
                     Investment income -- net                      4.10%*         4.39%        4.41%       4.91%      4.64%
                                                              =========      =========    =========   =========  =========

Supplemental         Net assets, end of period (in thousands)   $38,315        $41,137      $47,236     $49,978    $50,664
Data:                                                         =========      =========    =========   =========  =========
                     Portfolio turnover                           60.12%         94.59%       90.22%      52.33%     74.35%
                                                              =========      =========    =========   =========  =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class C
                                                                          For the                                For the
                                                                            Six                                  Period
The following per share data and ratios have been derived                  Months                                Oct. 21,
from information provided in the financial statements.                     Ended            For the Year         1994+ to
                                                                          Jan. 31,         Ended July 31,        July 31,
                                                                            1998          1997        1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                 $10.87        $10.36      $10.28        $9.80
Operating                                                               --------      --------    --------     --------
Performance:         Investment income -- net                                .22           .45         .45          .37
                     Realized and unrealized gain on investments -- net      .16           .51         .08          .48
                                                                        --------      --------    --------     --------
                     Total from investment operations                        .38           .96         .53          .85
                                                                        --------      --------    --------     --------
                     Less dividends and distributions:
                     Investment income -- net                               (.22)         (.45)       (.45)        (.37)
                     Realized gain on investments -- net                      --++          --          --           --
                                                                        --------      --------    --------     --------
                     Total dividends and distributions                      (.22)         (.45)       (.45)        (.37)
                                                                        --------      --------    --------     --------
                     Net asset value, end of period                       $11.03        $10.87      $10.36       $10.28
                                                                        ========      ========    ========     ========

Total Investment     Based on net asset value per share                     3.58%++++     9.50%       5.20%        8.87%++++
Return:**                                                               ========      ========    ========     ========

Ratios to            Expenses, net of reimbursement                         1.52%*        1.41%       1.37%        1.37%*
Average                                                                 ========      ========    ========     ========
Net Assets:          Expenses                                               1.52%*        1.49%       1.51%        1.57%*
                                                                        ========      ========    ========     ========
                     Investment income -- net                               4.01%*        4.28%       4.29%        4.67%*
                                                                        ========      ========    ========     ========

Supplemental         Net assets, end of period (in thousands)             $2,265        $2,052      $1,772         $713
Data:                                                                   ========      ========    ========     ========
                     Portfolio turnover                                    60.12%        94.59%      90.22%       52.33%
                                                                        ========      ========    ========     ========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class D
                                                                          For the                                For the
                                                                            Six                                  Period
The following per share data and ratios have been derived                  Months                                Oct. 21,
from information provided in the financial statements.                     Ended            For the Year         1994+ to
                                                                          Jan. 31,         Ended July 31,        July 31,
                                                                            1998          1997        1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                 $10.88        $10.37      $10.29        $9.80
Operating                                                               --------      --------    --------     --------
Performance:         Investment income -- net                                .25           .50         .50          .41
                     Realized and unrealized gain on investments -- net      .15           .51         .08          .49
                                                                        --------      --------    --------     --------
                     Total from investment operations                        .40          1.01         .58          .90
                                                                        --------      --------    --------     --------
                     Less dividends and distributions:
                     Investment income -- net                               (.25)         (.50)       (.50)        (.41)
                     Realized gain on investments -- net                      --++          --          --           --
                                                                        --------      --------    --------     --------
                     Total dividends and distributions                      (.25)         (.50)       (.50)        (.41)
                                                                        --------      --------    --------     --------
                     Net asset value, end of period                       $11.03        $10.88      $10.37       $10.29
                                                                        ========      ========    ========     ========

Total Investment     Based on net asset value per share                     3.75%++++    10.05%       5.75%        9.39%++++
Return:**                                                               ========      ========    ========     ========

Ratios to            Expenses, net of reimbursement                         1.01%*         .90%        .85%         .85%*
Average                                                                 ========      ========    ========     ========
Net Assets:          Expenses                                               1.01%*         .98%       1.00%        1.05%*
                                                                        ========      ========    ========     ========
                     Investment income -- net                               4.51%*        4.79%       4.81%        5.28%*
                                                                        ========      ========    ========     ========

Supplemental         Net assets, end of period (in thousands)             $2,078        $2,132      $1,880       $1,377
Data:                                                                   ========      ========    ========     ========
                     Portfolio turnover                                    60.12%        94.59%      90.22%       52.33%
                                                                        ========      ========    ========     ========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Amount is less than $.01 per share.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch North Carolina Municipal Bond Fund     January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account           Distribution
                     Maintenance Fee           Fee

Class B                   0.25%                0.25%
Class C                   0.25%                0.35%
Class D                   0.10%                 --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                          MLFD                 MLPF&S

Class A                   $85                  $1,180
Class D                  $164                  $2,125

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $23,445 and $126 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $30,141,840 and $34,056,799, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

                              Realized          Unrealized
                                Gains              Gains

Long-term investments        $1,106,604         $3,017,634
                           ------------       ------------
Total                        $1,106,604         $3,017,634
                           ============       ============

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,017,634, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $47,997,401.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $3,139,547 and $7,677,756 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                   Dollar
January 31, 1998                 Shares            Amount

Shares sold                      76,443           $827,379
Shares issued to shareholders
in reinvestment of dividends
and distributions                11,359            123,421
                           ------------       ------------
Total issued                     87,802            950,800
Shares redeemed                 (77,400)          (841,516)
                           ------------       ------------
Net increase                     10,402           $109,284
                           ============       ============

Class A Shares for the                             Dollar
Year Ended July 31, 1997         Shares            Amount

Shares sold                     270,339         $2,840,283
Shares issued to shareholders
in reinvestment of dividends     19,995            209,655
                           ------------       ------------
Total issued                    290,334          3,049,938
Shares redeemed                (280,995)        (2,952,777)
                           ------------       ------------
Net increase                      9,339            $97,161
                           ============       ============

Class B Shares for the Six                         Dollar
Months Ended January 31, 1998    Shares            Amount

Shares sold                     203,971         $2,212,058
Shares issued to shareholders
in reinvestment of dividends
and distributions                39,919            433,677
                           ------------       ------------
Total issued                    243,890          2,645,735
Automatic conversion
of shares                          (453)            (5,013)
Shares redeemed                (552,782)        (5,985,832)
                           ------------       ------------
Net decrease                   (309,345)       $(3,345,110)
                           ============       ============

Class B Shares for the                             Dollar
Year Ended July 31, 1997         Shares            Amount

Shares sold                     433,279         $4,563,112
Shares issued to shareholders
in reinvestment of dividends     93,482            979,826
                           ------------       ------------
Total issued                    526,761          5,542,938
Automatic conversion
of shares                       (19,775)          (208,529)
Shares redeemed              (1,282,597)       (13,453,017)
                           ------------       ------------
Net decrease                   (775,611)       $(8,118,608)
                           ============       ============

Class C Shares for the Six                         Dollar
Months Ended January 31, 1998    Shares            Amount

Shares sold                      27,623           $299,065
Shares issued to shareholders
in reinvestment of dividends
and distributions                 1,554             16,881
                           ------------       ------------
Total issued                     29,177            315,946
Shares redeemed                 (12,480)          (135,343)
                           ------------       ------------
Net increase                     16,697           $180,603
                           ============       ============

Class C Shares for the Year                        Dollar
Ended July 31, 1997              Shares            Amount

Shares sold                      55,606           $588,031
Shares issued to shareholders
in reinvestment of dividends      2,481             26,004
                           ------------       ------------
Total issued                     58,087            614,035
Shares redeemed                 (40,463)          (423,014)
                           ------------       ------------
Net increase                     17,624           $191,021
                           ============       ============

Class D Shares for the Six                         Dollar
Months Ended January 31, 1998    Shares            Amount

Shares sold                      10,224           $111,098
Automatic conversion of shares      453              5,013
Shares issued to shareholders
in reinvestment of dividends
and distributions                 1,972             21,428
                           ------------       ------------
Total issued                     12,649            137,539
Shares redeemed                 (20,330)          (221,863)
                           ------------       ------------
Net decrease                     (7,681)          $(84,324)
                           ============       ============

Class D Shares for the Year                        Dollar
Ended July 31, 1997              Shares            Amount

Shares sold                      16,824           $178,245
Automatic conversion
of shares                        19,775            208,529
Shares issued to shareholders
in reinvestment of dividends      4,050             42,482
                           ------------       ------------
Total issued                     40,649            429,256
Shares redeemed                 (26,015)          (276,586)
                           ------------       ------------
Net increase                     14,634           $152,670
                           ============       ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $592,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863